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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                  FORM 8-K
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                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
      Date of report (Date of earliest event reported) March 30, 2009

                    GENERAL EMPLOYMENT ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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              ILLINOIS             1-05707           36-6097429
           (STATE OR OTHER     (COMMISSION FILE     (IRS EMPLOYER
            JURISDICTION           NUMBER)       IDENTIFICATION NO.)
          OF INCORPORATION)

                               ONE TOWER LANE
                                 SUITE 2200
                        OAKBROOK TERRACE, IL  60181
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (630) 954-0400
                               NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

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   [ ]Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)

   [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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   ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   SECURITIES PURCHASE AND TENDER OFFER AGREEMENT

      On March 30, 2009, General Employment Enterprises, Inc., an Illinois corporation (the "Company"), entered into a Securities Purchase and Tender Offer Agreement (the "Purchase Agreement") with PSQ, LLC, a Kentucky limited liability company ("Purchaser").

      Subject to the terms and conditions of the Purchase Agreement, Purchaser has agreed to (i) purchase from the Company (the "Share Purchase") 7,700,000 newly issued shares of common stock, no par value (the "Common Stock"), of the Company at a purchase price of $0.25 per share, and (ii) commence a cash tender offer (the "Offer") to purchase from the Company's shareholders up to 2,500,000 outstanding shares of Common Stock at a purchase price of $0.60 per share, subject to applicable withholding tax, net to the seller in cash without interest. If more than 2,500,000 shares of Common Stock are validly tendered in the Offer, the number of shares tendered by each tendering shareholder will be cut back proportionately by a percentage amount equal to the quotient of 2,500,000 over the number of shares of Common Stock validly tendered in the Offer.

      The Purchase Agreement includes customary representations, warranties and covenants. The Company has agreed that, subject to certain exceptions, it will not solicit proposals relating to alternative business combination transactions, enter into an agreement or discussion concerning, or provide information in connection with, alternative business combination transactions, or withdraw, modify or qualify the recommendation of the Company's Board of Directors in favor of the Offer.

      Consummation of the Offer and the Share Purchase are subject to certain customary closing conditions, including receipt of approval from the Company's shareholders in favor of the Share Purchase. The consummation of the Offer is not subject to any condition regarding any minimum number of shares being validly tendered in the Offer, but is subject to shareholder approval, and consummation, of the Share Purchase. Purchaser has agreed that it will extend the Offer for successive periods if the conditions to closing, including shareholder approval of the Share Purchase, are not satisfied prior to a previously scheduled expiration period for the Offer.

      The Purchase Agreement also provides that, upon the closing of the Share Purchase and the Offer (the "Closing"), (i) Sheldon Brottman, Edward Hunter, Thomas Kosnik and Kent Yauch will resign from the Company's Board of Directors, and the Board will fill their vacancies with the appointments of Stephen Pence, Charles (Chuck) W.B. Wardell III and Jerry Lancaster to the Board, (ii) Herbert F. Imhoff, Jr. ("Mr. Imhoff") will resign as Chief Executive Officer and President of the Company and will resign his office as Chairman of the Board of

   Directors (but will remain as a member of the Board), (iii) Ronald E. Heineman will be appointed to serve as Chief Executive Officer and President of the Company, and (iv) Stephen Pence will be appointed to serve as Chairman of the Board of Directors of the Company. After the Closing, after giving effect to the foregoing resignations and appointments, the Board of Directors will consist of five members. As a result, the Board of Directors has agreed to fix the size of the Board at five members effective immediately following the Closing.

      The Purchase Agreement also includes customary termination provisions for both the Company and Purchaser and provides that, in connection with the termination of the Purchase Agreement under specified circumstances, the terminating party will be required to pay the non-terminating party a termination fee of $175,000, and reimburse the non-terminating party for transaction expenses up to $150,000.

      The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as
   Exhibit 2.1 and is incorporated herein by reference.

   ESCROW AGREEMENT

      Concurrently with the execution of the Purchase Agreement, the Company and Purchaser entered into an Escrow Agreement (the "Escrow Agreement"), dated as of March 30, 2009, with Park Avenue Bank, New York, New York, as escrow agent (the "Escrow Agent"). Pursuant to the Escrow Agreement, Purchaser deposited with the Escrow Agent cash in the amount of $1,925,000 for satisfaction of Purchaser's purchase price payment obligation for the Share Purchase. If Purchaser terminates the Purchase Agreement under circumstances requiring payment of a termination fee and reimbursement of expenses to the Company as described above, a portion of the funds in escrow will be released to the Company in satisfaction of such fee and expenses.

      The foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the Escrow Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

   CONSULTING AGREEMENT

      In connection with entering into the Purchase Agreement, on March 30, 2009, the Company, Purchaser and Mr. Imhoff entered into a
   Consulting Agreement (the "Consulting Agreement"), which agreement will become effective upon the consummation of the Share Purchase and the Offer.

      Under the terms of the Consulting Agreement, among other things,
   (i) Mr. Imhoff's Employment Agreement with the Company will terminate, as will his rights and benefits under the Employment Agreement (except with respect to accrued vacation and his vested benefits under the

   Company's Executive Retirement Plan), (ii) all of Mr. Imhoff's stock options will be canceled, (iii) Mr. Imhoff will be subject to non-competition and non-solicitation provisions for a period of two years after the expiration or termination of the Consulting Agreement, (iv) Mr. Imhoff will grant a release in favor of the Company, (iv) Mr. Imhoff will provide consulting services to the Company, and (v) Mr. Imhoff will agree to continue to serve as a member of the Board of Directors of the Company during the term of the Consulting Agreement.

      In consideration therefor, under the terms of the Consulting Agreement, Mr. Imhoff (i) will be paid an annual consulting fee of $300,000 per year, and director fees no less than the fees currently paid to the Company's non-employee directors ($2,000 per month), during the term of the Consulting Agreement, (ii) will be issued 500,000 shares of Common Stock at the Closing for no additional consideration, and (iii) will receive health and life insurance benefits from the Company, as well as his accrued vacation benefits and accrued benefits under the Company's Executive Retirement Plan. The term of the Consulting Agreement will be three years from the Closing, and it will be terminable at any time and for any reason by any party, provided that promptly following any such termination thereof, Mr. Imhoff will continue to receive for the remainder of the term of the Consulting Agreement the fees and benefits that would otherwise be due to him under the agreement if the agreement had not been terminated. In addition, if the Company defaults in its payment obligations to Mr. Imhoff under the Consulting Agreement, the Company will be required to pay to Mr. Imhoff the remaining amount of the payments due under the Consulting Agreement in a lump-sum payment within 30 days of such default.

      The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed herewith as
   Exhibit 10.2 and is incorporated herein by reference.

   REGISTRATION RIGHTS AGREEMENT

        The Company, Purchaser and Mr. Imhoff also entered into a Registration Rights Agreement (the "Registration Rights Agreement") on March 30, 2009 that will provide (i) Purchaser with customary demand registration rights with respect to the shares of Common Stock to be acquired by Purchaser in the Share Issuance and the Offer, and (ii) Mr. Imhoff with customary piggyback registration rights in the event that any of Purchaser's shares of Common Stock are registered by the Company in a demand registration.

         The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

   ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        The information set forth in Item 1.01 above is incorporated by reference into this Item 1.02.

        If the Closing occurs, the Consulting Agreement will become effective, and Mr. Imhoff's Employment Agreement with the Company (as amended, the "Imhoff Employment Agreement") will terminate, and he will forego and release all of his claims with respect to his rights and benefits under the Imhoff Employment Agreement (except with respect to his accrued vacation and his vested benefits under the Company's Executive Retirement Plan).

        The Imhoff Employment Agreement provides, among other things, that Mr. Imhoff: will serve as Chairman of the Board, Chief Executive Officer and President; will have a continuous three-year term of employment with the Company at a minimum annual base salary of $450,000 (although Mr. Imhoff agreed to reduce that base salary to $350,000 for the year ending December 31, 2009); and will be eligible to earn an annual performance bonus and be entitled to receive certain other perquisites and benefits. In addition, the Imhoff Employment Agreement provides that in the event the Company terminates Mr. Imhoff's employment for any reason other than for "cause," Mr. Imhoff would be entitled to receive outplacement assistance; a lump sum cash payment equal to the sum of his base salary (calculated at the $450,000 base salary amount) and average annual performance bonus that would have been payable for the remainder of the term of the Imhoff Employment Agreement; a severance bonus based on a fraction of his average annual performance bonus; and continuation of certain perquisites and fringe benefits for the remainder of the term of the Imhoff Employment Agreement. Also, in the event that any payment, benefit or distribution under the terms of the Imhoff Employment Agreement was determined to be an "excess parachute payment" pursuant to section 280G of the Internal Revenue Code, with the effect that he would become liable for the payment of an excise tax, Mr. Imhoff would be entitled to receive an additional gross-up payment.

      The foregoing description of the Imhoff Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Imhoff Employment Agreement, a copy of which (including the amendments thereto) is filed as Exhibit 10.10 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, Exhibit 10.18 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007 and Exhibit
   10.01 to the Company's Current Report on Form 8-K dated March 25, 2009, and the Imhoff Employment Agreement (including the amendments thereto) is incorporated herein by reference.

   ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

        The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

        The shares of Common Stock that will be issued to Purchaser under the Share Purchase, if it is consummated, and the shares of Common Stock that will be issued to Mr. Imhoff under the Consulting Agreement, if that agreement becomes effective, will be issued in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder. Each of Purchaser and Mr. Imhoff has represented to the Company that they are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

   ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        The information set forth under Item 1.01 above is incorporated by reference into this Item 5.02.

   DIRECTORS

        Pursuant to the Purchase Agreement and as requested by Purchaser, Messrs. Brottman, Hunter, Kosnik and Yauch will be resigning from the Board of Directors of the Company upon the occurrence of the Closing. There are no disagreements between any of such directors and the Company on any matter relating to the Company's operations, policies or practices which resulted in them tendering their resignations to be effective upon the occurrence of the Closing.

        Pursuant to the Purchase Agreement and as requested by Purchaser, upon the occurrence of the Closing, Stephen Pence, Charles (Chuck) W.B. Wardell III and Jerry Lancaster will be appointed by the Board to serve as non-employee directors on the Board of Directors of the Company.

        Stephen B. Pence, 55, is currently a retired colonel from the United States Army Reserve, where he served as a federal military judge, and is also of counsel with Martin, Ogburn & Zipperle, in Louisville, Kentucky, assisting clients involved in human resource staffing and workers' compensation insurance. In 2001, Mr. Pence was nominated by President Bush and confirmed by the U.S. Senate to the position of United States Attorney for the Western District of Kentucky. From 2003 to 2007, Mr. Pence served as Lieutenant Governor of Kentucky, which included roles as the Secretary of the Justice and Public Safety Cabinet and Commissioner of State Police. Mr. Pence received his bachelor's degree in business and his masters of business administration, with a concentration on economics, from Eastern Kentucky University, and his juris doctorate degree from the University of Kentucky.

        Charles W.B. Wardell III, 56, served as Senior Advisor to the Chief Executive Officer of Korn/Ferry International, a multi-national executive recruitment service with currently more than 90 offices in

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   40 countries, from 1992 through 2007.  Between 1990 and 1992, Mr.
   Wardell operated as President of Nordeman Grimm, a New York based boutique executive placement firm with specialization on placement with marketing and financial services companies. In 1978, he joined American Express as Special Assistant to the Chief Executive Officer, although he also held roles, between 1978 and 1990, of Regional Vice President and General Manager of American Express Company Middle East and Senior Vice President and Chief Operating Officer of Global Private Banking at American Express International Banking Corporation.
    His experience also encompasses Senior Vice President, both at Travelers and Mastercard International, as well as Executive Vice President of Diners Club at Citicorp. Mr. Wardell graduated cum laude from Harvard College with an A.B. degree.

        Jerry Lancaster, 74, has been employed with Imperial Casualty and Indemnity Company since 1997, where he is currently the Chairman and the Director of Marketing. He has worked in a variety of capacities involving workers' compensation programs and holds General Lines Agent and Managing General Agent licenses from the State of Texas. Mr. Lancaster graduated from Southern Methodist University with a degree in mathematics.

        The Board of Directors will determine which committees Messrs. Pence, Wardell and Lancaster will serve on at their first scheduled meeting after the Closing occurs. If the Closing occurs and Messrs. Pence, Wardell and Lancaster become members of the Board of Directors of the Company, they will receive compensation as directors in line with the Company's current compensation arrangement for non-employee directors, which will entitle each of them to a monthly retainer fee of $2,000. Directors do not receive any additional compensation for attendance at meetings of the Board of Directors or its committees, except that the Chairman of the Audit Committee receives an additional monthly retainer fee of $500.

   CHIEF EXECUTIVE OFFICER AND PRESIDENT

        In connection with Mr. Imhoff's agreement to resign as Chief Executive Officer and President of the Company if the Closing occurs, Purchaser has requested, and the Board of Directors has approved, the appointment of Ronald E. Heineman to serve as Chief Executive Officer and President of the Company effective upon Mr. Imhoff's resignation.

        Mr. Heineman has agreed to an initial annual salary of $1 and a grant of 150,000 stock options on the date of the Closing pursuant to and in accordance with the Company's Amended and Restated 1997 Stock Option Plan (the "1997 Option Plan"), with such options to be fully vested on the date of issuance. The grant of such options was made subject to the approval of the Company's shareholders of an increase in the number of authorized shares of Common Stock available for issuance under the 1997 Plan to accommodate such stock option issuance, which shareholder approval will be sought at the Company's 2010 Annual Meeting of Shareholders or at such earlier special meeting of shareholders as may be called in accordance with the Company's By-laws, provided that such meeting will not be called for prior to the date of the Closing.

        There are no family relationships among Mr. Heineman and any directors or other executive officers of the Company, including the persons that would become directors of the Company if the Closing
   occurs.    Other than the transactions described in Item 1.01 above,
   including the provisions in the Purchase Agreement providing for Mr. Heineman to be appointed as Chief Executive Officer and President of the Company upon the occurrence of the Closing, the Company is not aware of any transaction in which Mr. Heineman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

   ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        The information set forth under Items 1.01 and 5.02 above is incorporated by reference into this Item 5.03.

        The Company's By-laws previously provided that the Board of Directors of the Company could not fill vacancies in the Board in between shareholder meetings held for that purpose with respect to more than 33-1/3% of the total membership of the Board. In order to satisfy Purchaser's request and the requirement in the Purchase Agreement that the Board appoint to the Board the three members designated by Purchaser, effective upon the occurrence of the Closing, the Board of Directors amended the Company's By-laws effective as of March 27, 2009 to remove therefrom the limitation on the number of vacancies in the Board that can be filled by the Board in between meetings of shareholders specified for that purpose.

        The foregoing description of the amendment to the By-laws described above does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

   ITEM 8.01  OTHER INFORMATION.

        On March 30, 2009, the Company issued a press release relating to the Purchase Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

   ======================================================================

   CAUTIONARY STATEMENTS

      The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified, modified or limited by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, the representations and warranties in the Purchase Agreement should not be viewed or relied upon as statements of actual facts or the actual state of affairs of the Company.

      The Offer described in this Current Report on Form 8-K has not yet been commenced. Such description is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Common Stock of the Company will be made only pursuant to an offer to purchase on Schedule TO and related materials that Purchaser intends to file with the Securities and Exchange Commission (the "SEC"). In connection with the Offer, Purchaser will file with the SEC a tender offer statement and related offer to purchase on Schedule TO that provides the terms of the Offer and the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 and a related information statement, as well as a proxy statement relating to the shareholder approval of the proposed Share Purchase. Shareholders are urged to read these documents carefully and in their entirety if and when they become available because they will contain important information about the Offer and/or the proposed Share Purchase.

      When the offer to purchase, solicitation/recommendation statement, proxy statement and/or information statement become available, they will be mailed to the shareholders of the Company who are entitled to receive such documents. In addition, the tender offer statement and related offer to purchase, solicitation/recommendation statement, proxy statement and/or information statement as well as other filings containing information about the Company, the Offer and the Share Purchase, if and when filed with the SEC, will be available free of charge at the SEC's Internet Web site, www.sec.gov. In addition, investors and security holders may obtain free copies of the solicitation/recommendation statement, proxy statement and/or information statement as well as other filings containing information about the Company, the Offer and the Share Purchase that are filed with the SEC by the Company, if and when available, by contacting Kent Yauch, Chief Financial Officer, at (630) 954-0495.

      The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proxy statement that will be used in connection with the Share Purchase. Information regarding the Company's directors and executive officers is detailed in its proxy statements and annual reports on Form 10-KSB, previously filed with the SEC, and the information statement and/or proxy statement, when filed, relating to the Offer and the Share Purchase, when it becomes available.

   FORWARD-LOOKING STATEMENTS

        The statements made in this Current Report on Form 8-K which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the commencement of, and the acquisition of shares pursuant to, the Offer, the consummation of the Share Issuance, the filing of documents and information with the SEC, other future or anticipated matters regarding the transactions discussed in this release and the timing of such matters. Such forward-looking statements often contain or are prefaced by words such as "will" and "expect." As a result of a number of factors, the Company's actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause our actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the risk that the conditions to the closing of the Offer or the Share Purchase set forth in the Purchase Agreement will not be satisfied, (ii) changes in the Company's business during the period between the date of this Current Report on Form 8-K and the Closing, (iii) obtaining regulatory approvals (if required) for the transaction, (iv) the risk that the transaction will not be consummated on the terms or timeline first announced and (v) those factors set forth in the "Forward-Looking Statements" section of the Company's filings with the SEC, including its most recent Annual Report on Form 10-KSB. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


   (d)  EXHIBITS.


        EXHIBIT NO.    DESCRIPTION
        -----------    -----------
            2.1        Securities Purchase and Tender Offer Agreement,
                       dated as of March 30, 2009, by and among General
                       Employment Enterprises, Inc. and PSQ, LLC.*

            3.1        Amendment to the By-Laws of General Employment
                       Enterprises, Inc.

           10.1 Escrow Agreement, dated as of March 30, 2009, by and among General Employment Enterprises, Inc., PSQ, LLC and Park Avenue Bank, as escrow agent.

           10.2 Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ, LLC.

           10.3 Registration Rights Agreement, dated as of March 30, 2009, by and between General Employment Enterprises, Inc., PSQ, LLC and Herbert F. Imhoff, Jr.

           10.4 Employment Agreement between General Employment Enterprises, Inc. and Herbert F. Imhoff, Jr., as amended. (Incorporated by reference to Exhibit
                       10.10 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001,
                       Exhibit 10.18 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, and Exhibit 10.01 to the Company's Current Report on Form 8-K dated March 25, 2009.)

           99.1        Press Release, dated March 30, 2009.

   *The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the U.S. Securities and Exchange Commission upon request.
   ======================================================================

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               GENERAL EMPLOYMENT ENTERPRISES,
                               INC.

   Date: March 30, 2009        By:    /s/ Kent M. Yauch
                                      ---------------------------
                               Name:  Kent M. Yauch

                               Title: Vice President, Chief
                                      Financial Officer and
                                      Treasurer


   ======================================================================

                               EXHIBIT INDEX

        EXHIBIT NO.    DESCRIPTION
        -----------    -----------
            2.1        Securities Purchase and Tender Offer Agreement,
                       dated as of March 30, 2009, by and among General
                       Employment Enterprises, Inc. and PSQ, LLC.*

            3.1        Amendment to the By-Laws of General Employment
                       Enterprises, Inc.

           10.1 Escrow Agreement, dated as of March 30, 2009, by and among General Employment Enterprises, Inc., PSQ, LLC and Park Avenue Bank, as escrow agent.

           10.2 Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., General Employment Enterprises, Inc. and PSQ, LLC.

           10.3 Registration Rights Agreement, dated as of March 30, 2009, by and between General Employment Enterprises, Inc., PSQ, LLC and Herbert F. Imhoff, Jr.

           10.4 Employment Agreement between General Employment Enterprises, Inc. and Herbert F. Imhoff, Jr., as amended. (Incorporated by reference to Exhibit
                       10.10 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001,
                       Exhibit 10.18 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, and Exhibit 10.01 to the Company's Current Report on Form 8-K dated March 25, 2009.)

           99.1        Press Release, dated March 30, 2009.


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   *The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the U.S. Securities and Exchange Commission upon request.










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